FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================

Unaudited Interim Financial Statements

September 30, 1996

Balance Sheets                                                                 1
Statements of Income                                                           2
Statements of Cash Flows                                                       3
Notes to Unaudited Interim Financial Statements.                               4

Financial Guaranty Insurance
Company                                                           Balance Sheets
--------------------------------------------------------------------------------

($ in Thousands)

                                                                            September 30,  December 31,
                                                                                1996           1995
                                                                             -----------   -----------
                                                                             (Unaudited)
Assets
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,153,856 in 1996 and $2,043,453 in 1995)                                $ 2,172,841   $ 2,141,584
Short-term investments, at cost, which
   approximates market                                                           147,460        91,032
Cash                                                                                 997           199
Accrued investment income                                                         33,825        37,347
Reinsurance receivable                                                             7,418         7,672
Deferred policy acquisition costs                                                 93,676        94,868
Property, plant and equipment net of
   accumulated depreciation of $14,704 in
   1996 and $12,861 in 1995                                                        5,032         6,314
Prepaid reinsurance premiums                                                     159,506       162,087
Prepaid expenses and other assets                                                 28,581        39,199
                                                                             -----------   -----------
            Total assets                                                     $ 2,649,336   $ 2,580,302
                                                                             ===========   ===========

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                            $   685,364   $   727,535
Losses and loss adjustment expenses                                               72,127        77,808
Ceded reinsurance payable                                                         12,507         1,942
Accounts payable and accrued expenses                                             48,382        32,811
Due to parent                                                                        260         1,647
Current federal income taxes payable                                              78,818        51,296
Deferred federal income taxes payable                                             74,195        99,171
Payable for securities purchased                                                  45,796        40,211
                                                                             -----------   -----------
            Total liabilities                                                  1,017,449     1,032,421
                                                                             -----------   -----------

Stockholder's Equity:
Common stock, par value $1,500 per share at September 30,
  1996 and at December 31, 1995: 10,000 shares authorized,
  issued and outstanding                                                          15,000        15,000
Additional paid-in capital                                                       334,011       334,011
Net unrealized gains on fixed maturity securities available
   for sale, net of tax                                                           12,340        63,785
Foreign currency translation adjustment                                           (2,296)       (1,499)
Retained earnings                                                              1,272,832     1,136,584
                                                                             -----------   -----------

            Total stockholder's equity                                         1,631,887     1,547,881
                                                                             -----------   -----------

            Total liabilities and stockholder's equity                       $ 2,649,336   $ 2,580,302
                                                                             ===========   ===========

             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                                     Statements Of Income
--------------------------------------------------------------------------------

($ in Thousands)


                                                          Nine Months Ended September 30,
                                                             1996                1995
                                                          ---------           -----------
                                                                   (Unaudited)
Revenues:

    Gross premiums written                                $  65,875           $  66,151
    Ceded premiums                                          (14,178)            (14,430)
                                                          ---------           ---------

    Net premiums written                                     51,697              51,721
    Decrease in net unearned premiums                        39,589              29,428
                                                          ---------           ---------

    Net premiums earned                                      91,286              81,149
    Net investment income                                    92,957              89,716
    Net realized gains                                       11,132              19,574
                                                          ---------           ---------

        Total revenues                                      195,375             190,439

Expenses:

    Losses and loss adjustment expenses                      (2,078)              1,191
    Policy acquisition costs                                 13,056               9,013
    Other underwriting expenses                              10,582              14,925
                                                          ---------           ---------

        Total expenses                                       21,560              25,129
                                                          ---------           ---------

        Income before provision for federal income taxes    173,815             165,310

    Provision for federal income taxes                       37,566              33,323
                                                          ---------           ---------

         Net income                                       $ 136,249           $ 131,987
                                                          =========           =========

             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                                  Statements Of Cash Flow
--------------------------------------------------------------------------------

($ in Thousands)

                                                                    Nine Months Ended September 30,
                                                                       1996                1995
                                                                    ---------            ---------
                                                                              (Unaudited)
Operating activities:

    Operating activities:

    Net income                                                      $ 136,249            $ 131,987
        Adjustments to reconcile net income to net
          cash provided by operating activities:
        Provision for deferred income taxes                             3,155               14,917
        Amortization of fixed maturity securities                         606                2,064
        Policy acquisition costs deferred                             (11,864)             (14,213)
        Amortization of deferred policy acquisition costs              13,056                8,787
        Depreciation of fixed assets                                    1,843                1,686
        Change in reinsurance receivable                                  254                4,574
        Change in prepaid reinsurance premiums                          2,581                2,930
        Foreign currency translation adjustment                        (1,226)                (923)
        Change in accrued investment income, prepaid
           expenses and other assets                                   14,140                 (969)
        Change in unearned premiums                                   (42,171)             (32,359)
        Change in losses and loss adjustment expense reserves          (5,681)              (6,439)
        Change in other liabilities                                    24,749               (6,673)
        Change in current income taxes payable                         27,522               (4,294)
        Net realized gains on investments                             (11,132)             (19,574)
                                                                    ---------            ---------

    Net cash provided by operating activities                         152,081               81,501
                                                                    ---------            ---------

    Investing activities:

    Sales or maturities of fixed maturity securities                  633,347              622,658
    Purchases of fixed maturity securities                           (727,641)            (651,424)
    Sales or maturities (purchases) of short-term investments, net    (56,428)             (46,053)
    Purchases of property and equipment, net                             (561)                (449)
                                                                    ---------            ---------

    Net cash used for investing activities                           (151,283)             (75,268)
                                                                    ---------            ---------

    Increase in cash                                                      798                6,233
    Cash at beginning of period                                           199                1,766
                                                                    ---------            ---------

    Cash at end of period                                           $     997            $   7,999
                                                                    =========            =========

             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                            Notes to Financial Statements
--------------------------------------------------------------------------------

September 30, 1996 and 1995
(Unaudited)


     (1)  Basis of Presentation

          The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the nine months ended September 30, 1996 and 1995, (b) the financial position at September 30, 1996 and December 31, 1995, and (c) cash flows for the nine months ended September 30, 1996 and 1995.

          These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1995 audited financial statements. The 1995 financial statements have been reclassified to conform to the 1996 presentation.

          The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (2)  Statutory Accounting Practices

          The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

          (a) premiums are earned in proportion to the reduction of the related risk rather than in proportion to the coverage provided;
          (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;
          (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;
          (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable; (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;
          (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and
          (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

Financial Guaranty Insurance
Company                                            Notes to Financial Statements
--------------------------------------------------------------------------------

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                      Nine Months Ended September 30,
                                                           ---------------------------------------------------
                                                                    1996                      1995
                                                           ------------------------- -------------------------
                                                              Net      Stockholder's    Net      Stockholder's
                                                             Income      Equity        Income       Equity
                                                             ------      ------        ------       ------
GAAP basis amount                                          $ 136,249   $ 1,631,887   $ 131,987   $ 1,487,346

Premium revenue recognition                                   (6,742)     (173,669)    (15,432)     (159,804)

Deferral of acquisition costs                                  1,192       (93,676)     (5,426)      (96,354)

Contingency reserve                                             --        (428,798)       --        (372,683)

Non-admitted assets                                             --          (4,314)       --          (6,084)

Case-basis losses incurred and salvage recoverable            (3,854)       (3,906)      1,586        (2,514)

Portfolio loss reserves                                         --          24,000     (10,900)       35,200

Deferral of income tax                                         3,155        67,550      14,917        59,728

Unrealized gains on fixed maturity securities held at
   fair value, net of taxes                                     --         (12,340)       --         (34,463)

Profit commission                                              1,234        (4,510)      5,228        (3,613)

Contingency reserve tax deduction                               --          85,087        --          78,196

Provision for unauthorized reinsurance                          --            --          --            (266)

Allocation of tax benefits due to Parent's net
   operating loss to the Company                                  (2)       10,289         118         9,772
                                                           ---------   -----------   ---------   -----------

Statutory basis amount                                     $ 131,232   $ 1,097,600   $ 122,078   $   994,461
                                                           =========   ===========   =========   ===========

Financial Guaranty Insurance
Company                                            Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 1996 and 1995
(Unaudited)

     (3)  Dividends

          Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

          o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996.
          o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

          The amount of the Company's surplus available for dividends at September 30,1996 is approximately $109.8 million.

     (4)  Income Taxes

          The Company's effective Federal corporate tax rate (21.6 percent and 20.2 percent for the nine months ended September 30, 1996 and 1995, respectively) is less than the statutory corporate tax rate (35 percent in 1996 and 1995) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

     (5)  Reinsurance

          In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", adopted in 1993, the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $16.8 million and $17.1 million, respectively, for the nine months ended September 30, 1996 and 1995.